                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit      Description of Document
Number

EX-99.a1    Articles of  Incorporation  of  Twentieth  Century  Strategic  Asset
Allocations,  Inc.,  dated March 31, 1994 (filed as Exhibit 1a to  Pre-Effective
Amendment No. 3 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on December 1, 1995, and incorporated herein by reference).

EX-99.a2    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to Pre-Effective
Amendment No. 3 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on December 1, 1995, and incorporated herein by reference).

EX-99.a3    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to Pre-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on February 5, 1996, and incorporated herein by reference).

EX-99.a4    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations,  Inc., dated January 29, 1996 (filed as Exhibit 1d to Pre-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on February 5, 1996, and incorporated herein by reference).

EX-99.a5    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations,  Inc., dated January 29, 1996 (filed as Exhibit 1e to Pre-Effective
Amendment No. 4 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on February 5, 1996, and incorporated herein by reference).

EX-99.a6    Articles   Supplementary  of  Twentieth   Century   Strategic  Asset
Allocations,   Inc.,   dated   September   9,  1996  (filed  as  an  Exhibit  to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the
Registrant,  File No. 33-79482,  on January 5, 1999, and incorporated  herein by reference).

EX-99.a7    Articles  of  Amendment  of  Twentieth   Century   Strategic   Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to Post-Effective
Amendment No. 2 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on March 26, 1997, and incorporated herein by reference).

EX-99.a8    Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to Post-Effective
Amendment No. 2 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on March 26, 1997, and incorporated herein by reference).

EX-99.a9    Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,   Inc.,   dated  February  16,  1999,   (filed  as  an  Exhibit  to
Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the
Registrant,  File No. 33-79482,  on March 30, 1999, and  incorporated  herein by reference).

EX-99.a10   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc., dated August 2, 1999, (filed as an Exhibit to Post-Effective
Amendment No. 7 to the  Registration  Statement on Form N-1A of the  Registrant,
File No. 33-79482, on March 31, 2000, and incorporated herein by reference).

EX-99.a11   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc.,  dated May 22, 2000 (filed as Exhibit a11 to  Post-Effective
Amendment No. 10 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 33-79482, on June 30, 2000, and incorporated herein by reference).

EX-99.a12   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc.,  dated May 5, 2001 (filed as Exhibit  a12 to  Post-Effective
Amendment No. 13 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 33-79482, on April 20, 2001, and incorporated herein by reference).

EX-99.a13   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated August 14, 2003 (filed as Exhibit a13 to Post-Effective
Amendment No. 17 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.a14   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,   Inc.,   dated   February  24,  2004  (filed  as  Exhibit  a13  to
Post-Effective  Amendment No. 18 to the  Registration  Statement on Form N-1A of
the Registrant, File No. 33-79482, on March 29, 2004, and incorporated herein by reference).

EX-99.a15   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations,  Inc., dated July 20, 2004, (filed as Exhibit a15 to Post-Effective
Amendment No. 19 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 33-79482, on July 30, 2004, and incorporated herein by reference).

EX-99.a16   Articles   Supplementary   of  American   Century   Strategic  Asset
Allocations, Inc., dated as of August 18, 2004.

EX-99.b1    By-Laws (filed as Exhibit 2 to Pre-Effective  Amendment No. 3 to the
Registration  Statement on Form N-1A of the Registrant,  File No.  33-79482,  on
December 1, 1995, and incorporated herein by reference).

EX-99.b2    Amendment  to  By-Laws  (filed  as  Exhibit  B2b  to  Post-Effective
Amendment No. 9 to the  Registration  Statement on Form N-1A of American Century
Capital  Portfolios,  Inc.,  File  No.  33-64872,  on  February  17,  1998,  and
incorporated herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article Fifth, Article Seventh,  Article Eighth and Article Ninth
of  Registrant's  Articles  of  Incorporation,  appearing  as Exhibit  (a)(1) to
Pre-Effective  Amendment No. 3 to the Registration Statement on Form N-1A of the
Registrant; and Sections 3, 4, 5, 7, 8, 9, 10, 11, 22, 25, 30, 31, 33, 39 and 45
of Registrant's  By-Laws appearing as Exhibit (b)(1) to Pre-Effective  Amendment
No. 3 to the  Registration  Statement on Form N-1A and Sections 25, 30 and 31 of
Registrant's By-Laws appearing as Exhibit B2b to Post-Effective  Amendment No. 9 to  the  Registration  Statement  on  Form  N-1A  of  American  Century  Capital
Portfolios, Inc., No. 33-64872.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc., dated as of September 30, 2004, is included herein.

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust,  File No. 2-91229,  on September 30, 2002, and
incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form  N-1A of the  Registrant,  File No.  33-79482,  on  August  28,  2003,  and
incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American  Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc., dated May 1, 2004 (filed as
Exhibit e5 to Post-Effective  Amendment No. 35 to the Registration  Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc.,  dated as of August 1, 2004
(filed as  Exhibit e6 to  Post-Effective  Amendment  No. 24 to the  Registration
Statement on Form N-1A of American Century  Investment Trust, File No. 33-65170,
on July 29, 2004, and incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated as of September 30, 2004.

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as  Exhibit 8d to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  8 to  Post-Effective  Amendment  No.  31  to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective  Amendment No. 2 to the Registration  Statement on Form N-1A of American Century Variable Portfolios
II, Inc., File No.  333-46922,  on January 9, 2001, and  incorporated  herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated as of February 1, 1996 (filed as Exhibit 9 to Pre-Effective  Amendment No.
4 to the  Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
33-79482, on February 5, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated as of December 17, 2003 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 39 to the  Registration  Statement on Form N-1A of American  Century  Target
Maturities Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File  No.  333-116351,   on  September  1,  2004,  and  incorporated  herein  by
reference).

EX-99.i     Opinion and Consent of Counsel, dated September 29, 2004.

EX-99.j1    Consent of Independent  Registered  Public  Accounting  Firm,  dated
September 23, 2004.

EX-99.j2    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to
Post-Effective  Amendment No. 99 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on December 17, 2002, and
incorporated herein by reference).

EX-99.j3    Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j3 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213,  on December 1, 2003, and
incorporated herein by reference).

EX-99.j4    Secretary's  Certificate,  dated November 25, 2002 (filed as Exhibit
j4 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A
of the  Registrant,  File No.  2-14213,  on December 17, 2002, and  incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to  the  Registration  Statement  on  Form  N-1A  of  American  Century  Capital
Portfolios,  Inc.,  File No.  33-64872,  on February  17, 1998 and  incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15d  to
Post-Effective  Amendment No. 77 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  on July 17, 1997, and
incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment No. 78 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1998, and
incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment No. 11 to the  Registration  Statement on Form N-1A of
American Century Capital Portfolios,  Inc., File No. 33-64872, on June 26, 1998,
and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment No. 12 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds,  Inc., File No.  33-39242,  on November 13,
1998, and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment No. 83 to the  Registration  Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 1999, and
incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration  Statement on Form N-1A of American Century
Capital Portfolios,  Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment No. 87 on Form N-1A of American  Century Mutual Funds,
Inc.,  File No.  2-14213,  on November  29,  1999,  and  incorporated  herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement on Form N-1A of American Century
World Mutual Funds,  Inc., File No. 33-39242,  on May 24, 2000, and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment  No.  94 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on December  13,  2001,  and
incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American  Century World Mutual Funds,  Inc.,  File No.  33-39242,  on October 1,
2002, and incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated as of  August 1, 2004  (filed as  Exhibit  m13 to
Post-Effective  Amendment No. 32 to the  Registration  Statement on Form N-1A of
American Century Capital Portfolios,  Inc., File No. 33-64872, on July 29, 2004,
and incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated March 1, 2001 (filed as Exhibit m11 to  Post-Effective  Amendment
No. 24 to the  Registration  Statement  on Form N-1A of American  Century  World
Mutual Funds,  Inc.,  File No.  33-39242,  on April 19, 2001,  and  incorporated herein by reference).

EX-99.m15   Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  April  30,  2001  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m16   Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C Class),  dated  September  3, 2002  (filed as  Exhibit  m15 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American  Century World Mutual Funds,  Inc.,  File No.  33-39242,  on October 1,
2002, and incorporated herein by reference).

EX-99.m17   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (C Class),  dated as of February  27, 2004 (filed as
Exhibit m16 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  on February
26, 2004, and incorporated herein by reference).

EX-99.m18   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated as of September 30, 2004.

EX-99.m19   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m20   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m18 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on February 26, 2004, and incorporated herein by reference).

EX-99.m21   Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan (A Class), dated as of September 30, 2004.

EX-99.m22   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m23   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (B Class),  dated as of February  27, 2004 (filed as
Exhibit m20 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of the Registrant,  File No. 2-14213,  filed on February 26, 2004, and incorporated herein by reference).

EX-99.m24   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class), dated as of September 30, 2004.

EX-99.m25   Master  Distribution  and  Individual  Shareholder  Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective  Amendment
No. 17 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds,  File No.  2-82734,  on December 17,  2002,  and  incorporated  herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79482, on
August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the  Registration  Statement on Form N-1A of American  Century Mutual
Funds, Inc., File No. 2-14213,  on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement  on Form N-1A of American  Century  Quantitative  Equity
Funds,  Inc., File No. 33-19589,  on April 29, 2004, and incorporated  herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No.
24 to the  Registration  Statement on Form N-1A of American  Century  Investment
Trust,  File  No.  33-65170,  on July  29,  2004,  and  incorporated  herein  by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004.

EX-99.p.    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A of
American  Century Asset Allocation  Portfolios,  Inc., File No.  333-116351,  on
August 30, 2004, and incorporated herein by reference).